==============================================================================

                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          March 19, 2003


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.      Description
-----------      -----------

99.1 CNA Financial Corporation press release, issued March 19, 2003, providing information on a revision to 4th quarter and year-end 2002 results.


Item 9.  Regulation FD Disclosure

On March 19, 2003 CNA Financial Corporation issued a release providing information with respect to a revision of 4th quarter and year-end 2002 results.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  March 19, 2003             /s/ Robert V. Deutsch
                                       --------------------------------
                                  By:  Robert V. Deutsch
                                  Its: Executive Vice President and
                                  Chief Financial Officer